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                                                                   Exhibit 23.01

                              Arthur Andersen LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report dated March 8, 2001 relating to the financial statements of Tudor Fund for Employees L.P. and to all references to our Firm included in or made a part of this Registration Statement of Tudor Fund for Employees L.P. filed as Post-Effective Amendment No. 3 to Form S-1 with the Securities and Exchange Commission.


                                        ARTHUR ANDERSEN LLP

New York, New York
May 17, 2001
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                              Arthur Andersen LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report dated March 8, 2001 relating to the financial statements of Second Management LLC and to all references to our Firm included in or made a part of this Registration Statement of Tudor Fund for Employees L.P. filed as Post-Effective Amendment No. 3 to Form S-1 with the Securities and Exchange Commission.


                                        ARTHUR ANDERSEN LLP

New York, New York
May 17, 2001